                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 30, 2005
                 Date of Report (Dates earliest event reported)

                           NATIONAL AUTO CREDIT, INC.
             (Exact Name of Registrant as Specified in its Charter)

DELAWARE                              1-11601                    34-1816760
(State or Other Jurisdiction of     (Commission               (I.R.S. Employer
Incorporation or Organization)       File No.)               Identification No.)

                               555 MADISON AVENUE
                                   29TH FLOOR
                               NEW YORK, NY 10022
              (Address of principal executive offices and zip code)

                                 (212) 644-1400
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name of former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under and of the following provisions:

___  Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

___  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR240.14a-12)

___  Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17CFR240.14d-2(b))

___  Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17CFR240.12e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE.

     On June 30, 2005, National Auto Credit, Inc. issued a press release announcing that it consummated its previously disclosed agreement to settle all outstanding shareholder litigation and repurchase 1,562,500 shares of NAC Common
Stock from unaffiliated third parties, Academy Capital Management, Inc., Diamond
A. Partners, L.P., Diamond A. Investors, L.P., Ridglea Investor Services, Inc.
and William S. Banowsky ("the Selling Stockholders"). A copy of that press release is Exhibit 99.1 to this report.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibit 99.1 Press Release dated June 30, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     NATIONAL AUTO CREDIT, INC.
                                                     (Registrant)

Dated: June 30, 2005                             By: /s/ James McNamara
       -------------                                 ---------------------------
                                                     James McNamara
                                                     Chief Executive Officer

Dated: June 30, 2005                             By: /s/ Robert V. Cuddihy, Jr.
       -------------                                 ---------------------------
                                                     Robert V. Cuddihy, Jr.
                                                     Chief Financial Officer

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